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                                                                    Exhibit 99.2

                        Form of Section 906 Certification

                CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND
                      PRINCIPAL FINANCIAL OFFICER REGARDING
                        CABOT INDUSTRIAL PROPERTIES, L.P.


I, Christopher L. Hughes, hereby certify that:

     (1) the Form 10-Q of Cabot Industrial Properties, L.P. for quarter ended September 30, 2002 (the "Form 10-Q") fully complies with the requirements of Section 13(a) and Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     (2) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Cabot Industrial Properties, L.P.



November 14, 2002                             /s/ Christopher L. Hughes
                                              --------------------------------
                                              Christopher L. Hughes
                                              Chief Financial Officer